UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 5, 2017

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Swift Energy Company
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.    Results of Operations and Financial Condition
In a news release after the market closed on May 5, 2017, SilverBow Resources, Inc. (the “Company”) announced preliminary unaudited financial results for the first quarter of 2017, and reported that certain of its officers would discuss such financial results in a conference call to be held on May 8, 2017 at 1:00 p.m. (CDT).  In the release, the Company also announced that the conference call would be webcast live and archived on its website.  The press release is attached to this report as Exhibit 99.1.  The Company does not intend for this Item 2.02 or Exhibit 99.1 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective May 5, 2017, Swift Energy Company changed its name to SilverBow Resources, Inc. In order to effect the name change, the Company filed an amendment to its certification of incorporation to change the name effective May 5, 2017 (“Certificate of Amendment”). The Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware (“DGCL”). Under the DGCL, the Certificate of Amendment to the Company’s Certificate of Incorporation does not require shareholder approval to effect the name change; prior notice (with the right of objection) was provided to the Company’s Consenting Noteholders pursuant to the Company’s Certificate of Incorporation and Director Nomination Agreement between the Company and the Consenting Noteholders, effective April 22, 2016. The full text of the Director Nomination Agreement is included as Exhibit 4.7 to our Registration Statement on Form S-8 (File No. 333-210936), filed on April 27, 2016.
In addition, effective May 5, 2017, the Bylaws of the Company were amended and restated to reflect the name change to SilverBow Resources, Inc. (“First Amendment to Bylaws”).
The name change does not affect the rights of the Company’s security holders. There were no other changes to the Company’s Certificate of Incorporation or Bylaws in connection with the name change.
A copy of the Certificate of Amendment to Certificate of Incorporation effecting the name change, as filed with the Delaware Secretary of State on May 5, 2017, is filed as Exhibit 3.1 hereto and is incorporated reference herein. A copy of the First Amendment to Bylaws is filed as Exhibit 3.2 hereto and is incorporated by reference herein.
Item 8.01    Other Events
In a news release on May 5, 2017, the Company announced that it commenced trading on the New York Stock Exchange on that day under the ticker symbol “SBOW.” A copy of the press release issued by the Company on May 5, 2017, announcing the name change is attached hereto and furnished as Exhibit 99.2 and is incorporated in this report by reference.
In conjunction with the Company’s name change to SilverBow Resources, Inc., our Board of Directors (the “Board”) approved amending both of our compensation plans (that provide for equity incentive awards among other awards) to reflect the Company’s name change to SilverBow Resources, Inc., effective May 5, 2017. No material or other changes were made to either plan. Accordingly, a copy of the amendment to the Swift Energy Company 2016 Equity Incentive Plan is filed as Exhibit 10.1 hereto and a copy of the amendment to the Swift Energy Company Inducement Plan is filed as Exhibit 10.2 hereto.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation, effective May 5, 2017
3.2	First Amendment to Bylaws, effective May 5, 2017
10.1	Amendment to Swift Energy Company 2016 Equity Incentive Plan, effective May 5, 2017
10.2	First Amendment to Swift Energy Company Inducement Plan, effective May 5, 2017
99.1	SilverBow Resources, Inc. press release on first quarter 2017 earnings issued May 5, 2017
99.2	SilverBow Resources, Inc. press release on the commencement of trading on the NYSE issued May 5, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 5, 2017

SILVERBOW RESOURCES, INC.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation, effective May 5, 2017
3.2	First Amendment to Bylaws, effective May 5, 2017
10.1	Amendment to Swift Energy Company 2016 Equity Incentive Plan, effective May 5, 2017
10.2	First Amendment to Swift Energy Company Inducement Plan, effective May 5, 2017
99.1	SilverBow Resources, Inc. press release on first quarter 2017 earnings issued May 5, 2017
99.2	SilverBow Resources, Inc. press release on the commencement of trading on the NYSE issued May 5, 2017